UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04700

The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Annual Report

December 31, 2011

Mario J. Gabelli, CFA

Zahid Siddique

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Investment Performance

For the year ended December 31, 2011, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was (1.5)%, compared with total returns of 2.1% and 8.3% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was (2.2)%. On December 31, 2011, the Fund’s NAV per share was $5.20, while the price of the publicly traded shares closed at $4.99 on the New York Stock Exchange (“NYSE”).

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	20 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	(1.45)%	0.90%	6.68%	9.42%	10.10%
Investment Total Return (c)	(2.15)	(0.01)	4.03	9.26	9.56
S&P 500 Index	2.11	(0.25)	2.92	7.81	9.02	(d)
Dow Jones Industrial Average	8.28	2.35	4.57	9.52	10.48	(d)
Nasdaq Composite Index	(0.78)	2.50	3.72	7.74	7.86	(d)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.
(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

THE GABELLI EQUITY TRUST INC.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2011:

Food and Beverage	12.0%
Cable and Satellite	7.4%
Energy and Utilities	7.4%
Financial Services	6.7%
Equipment and Supplies	6.2%
Diversified Industrial	6.0%
Entertainment	5.3%
Telecommunications	4.1%
Consumer Products	4.1%
Automotive: Parts and Accessories	4.0%
Health Care	3.9%
Consumer Services	3.2%
Machinery	3.0%
Aerospace	2.6%
Retail	2.6%
Business Services	2.4%
Publishing	2.3%
Aviation: Parts and Services	2.1%
Specialty Chemicals	1.7%
Communications Equipment	1.6%

Hotels and Gaming	1.6%
Metals and Mining	1.3%
Broadcasting	1.2%
Wireless Communications	1.2%
Electronics	1.1%
Environmental Services	0.9%
Computer Software and Services	0.8%
Agriculture	0.8%
Automotive	0.7%
Transportation	0.6%
Real Estate	0.3%
Closed-End Funds	0.3%
Building and Construction	0.2%
Real Estate Investment Trusts	0.1%
Computer Hardware	0.1%
U.S. Government Obligations	0.1%
Manufactured Housing and Recreational Vehicles	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI EQUITY TRUST INC.

PORTFOLIO CHANGES

Quarter Ended December 31, 2011

(Unaudited)

	Shares	Ownership at December 31, 2011

NET PURCHASES
Common Stocks
Banco Santander SA, ADR	50,000	122,000
Beam Inc. (a)	130,000	130,000
Brunswick Corp.	30,000	30,000
Clear Channel Outdoor Holdings Inc., Cl. A	9,000	190,000
Exelis Inc. (b)	240,000	240,000
Expedia Inc. (c)	70,000	70,000
Fortune Brands Home & Security Inc. (a)	139,692	139,692
GrafTech International Ltd.	21,484	76,484
H.B. Fuller Co.	27,000	72,000
Hospira Inc.	7,000	22,000
ITT Corp. (b)	135,000	135,000
Kennametal Inc.	1,000	1,000
Las Vegas Sands Corp.	15,000	65,000
Liberty Media Corp. - Liberty Capital, Cl. A (d)	12,000	80,000
Navistar International Corp.	5,000	138,000
NII Holdings Inc.	15,000	30,000
Onyx Pharmaceuticals Inc.	20,000	20,000
Rolls-Royce Holdings plc, Cl. C (e)	82,800,000	82,800,000
SGL Carbon SE	1,000	1,000
Skyline Corp.	3,500	30,000
Telefonica Brasil SA, ADR (f)	88,253	88,253
The Boeing Co.	4,000	168,000
The Greenbrier Companies Inc.	25,000	50,000
The St. Joe Co.	60,000	185,000
Transocean Ltd.	2,000	21,000
TripAdvisor Inc. (c)	105,000	105,000
WPX Energy Inc.	20,000	20,000
Xylem Inc. (b)	270,000	270,000
Yahoo! Inc.	44,000	380,000

NET SALES
Common Stocks
Abbott Laboratories	(1,000)	10,000
Alcoa Inc.	(3,000)	50,000
Allergan Inc.	(1,046)	13,000
America Movil SAB de CV, Cl. L, ADR	(3,000)	145,000
American Express Co.	(15,000)	495,000
AMETEK Inc.	(5,000)	330,000
Ampco-Pittsburgh Corp.	(1,000)	157,000
AMR Corp.	(443,000)	—
AOL Inc.	(11,000)	19,000
Artio Global Investors Inc.	(17,000)	45,000
Ascent Capital Group Inc., Cl. A	(2,000)	3,500
AutoNation Inc.	(23,000)	77,000
AutoZone Inc.	(400)	100
Avon Products Inc.	(1,000)	60,000
Bel Fuse Inc., Cl. A	(500)	19,500
Berkshire Hathaway Inc., Cl. A	(1)	128
BorgWarner Inc.	(1,000)	78,000
Boston Scientific Corp.	(5,000)	330,000
BP plc, ADR	(2,000)	101,000
Brasil Telecom SA, ADR	(1,500)	41,500
BT Group plc	(3,000)	1,082,000
Cablevision Systems Corp., Cl. A	(25,000)	1,130,000
CBS Corp., Cl. A, Voting	(20,000)	285,000
Check Point Software Technologies Ltd.	(1,000)	8,000
Cimarex Energy Co.	(7,000)	—
Cincinnati Bell Inc.	(10,000)	660,000

	Shares	Ownership at December 31, 2011

CLARCOR Inc.	(7,000)	150,000
CMS Energy Corp.	(3,000)	29,000
Commerzbank AG, ADR	(15,000)	—
ConocoPhillips	(1,000)	211,000
CONSOL Energy Inc.	(4,000)	35,000
Constellation Brands Inc., Cl. A	(9,000)	59,000
Constellation Energy Group Inc.	(16,000)	15,000
Contax Participacoes SA, ADR	(1,500)	168,500
Cooper Industries plc	(3,000)	187,000
Corus Entertainment Inc., Cl. B, OTC	(1,000)	22,334
Crane Co.	(8,000)	212,000
Curtiss-Wright Corp.	(6,000)	320,000
Danone	(1,000)	224,000
Davide Campari - Milano SpA	(1,000)	599,000
Dean Foods Co.	(10,000)	80,000
Deere & Co.	(1,500)	381,500
Deutsche Bank AG	(36,000)	46,000
Devon Energy Corp.	(4,000)	10,000
Diageo plc, ADR	(1,000)	202,000
Diamond Offshore Drilling Inc.	(5,000)	—
Diebold Inc.	(8,000)	90,000
DIRECTV, Cl. A	(19,000)	505,000
Discovery Communications Inc., Cl. A	(1,000)	84,000
Discovery Communications Inc., Cl. C	(1,000)	84,000
Donaldson Co. Inc.	(1,000)	190,000
DPL Inc. (g)	(20,000)	—
E.I. du Pont de Nemours and Co.	(2,800)	24,000
Eastman Kodak Co.	(80,000)	—
El Paso Corp.	(5,000)	220,000
El Paso Electric Co.	(2,000)	242,000
Energizer Holdings Inc.	(1,000)	94,000
Expedia Inc. (c)	(170,000)	—
Ferro Corp.	(15,000)	425,000
Fomento Economico Mexicano SAB de CV, ADR	(1,000)	83,000
Fortune Brands Inc. (a)	(130,000)	—
GATX Corp.	(3,000)	163,000
GenCorp Inc.	(5,000)	275,000
General Electric Co.	(10,000)	170,000
Genuine Parts Co.	(1,000)	264,000
Gilead Sciences Inc.	(500)	4,500
Gray Television Inc.	(4,000)	30,000
Great Plains Energy Inc.	(10,000)	—
Greif Inc., Cl. A	(5,000)	165,000
Grupo Bimbo SAB de CV, Cl. A	(40,000)	2,300,000
H.J. Heinz Co.	(9,000)	75,000
Halliburton Co.	(2,000)	198,000
Harley-Davidson Inc.	(1,000)	29,000
Hellenic Telecommunications Organization SA	(4,000)	40,000
Hellenic Telecommunications Organization SA, ADR	(1,000)	15,000
Henry Schein Inc.	(1,000)	29,000
Honeywell International Inc.	(9,000)	405,000
HSN Inc.	(1,000)	43,000
IAC/InterActiveCorp.	(3,000)	72,000
IDEX Corp.	(1,500)	295,000
Il Sole 24 Ore SpA	(80,000)	200,000
Intel Corp.	(3,000)	94,000
Interactive Brokers Group Inc., Cl. A	(1,000)	13,000
Interval Leisure Group Inc.	(2,500)	32,000
ITO EN Ltd.	(10,000)	110,000

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

PORTFOLIO CHANGES (Continued)

Quarter Ended December 31, 2011

(Unaudited)

	Shares	Ownership at December 31, 2011

ITT Corp. (b)	(270,000)	—
Ivanhoe Mines Ltd.	(2,350)	54,000
Janus Capital Group Inc.	(2,000)	180,000
Johnson Controls Inc.	(3,000)	148,000
Ladbrokes plc	(50,087)	1,400,000
Legg Mason Inc.	(3,000)	121,000
Leucadia National Corp.	(4,000)	123,000
Liberty Global Inc., Cl. A	(4,000)	88,000
Liberty Global Inc., Cl. C	(4,000)	88,000
Liberty Interactive Corp., Cl. A	(3,000)	170,000
Liberty Media Corp. - Liberty Starz, Cl. A (d)	(19,000)	—
Life Technologies Corp.	(2,500)	67,500
LIN TV Corp., Cl. A	(3,000)	24,000
LSI Corp.	(5,000)	70,000
Lufkin Industries Inc.	(4,500)	190,000
Macy’s Inc.	(8,000)	382,000
Marsh & McLennan Companies Inc.	(8,000)	140,000
MasterCard Inc., Cl. A	(800)	38,200
Media General Inc., Cl. A	(45,000)	135,000
Meredith Corp.	(3,000)	111,000
MGM China Holdings Ltd.	(10,000)	90,000
Modine Manufacturing Co.	(15,000)	260,000
Monster Worldwide Inc.	(3,000)	24,000
National Fuel Gas Co.	(3,000)	15,000
National Presto Industries Inc.	(1,700)	6,800
News Corp., Cl. A	(70,000)	710,000
Nobel Biocare Holding AG	(400)	9,600
Northeast Utilities .	(17,000)	90,000
Northrop Grumman Corp.	(1,000)	29,000
O’Reilly Automotive Inc.	(7,000)	91,000
PACCAR Inc.	(750)	81,000
Park-Ohio Holdings Corp.	(3,000)	95,000
Precision Castparts Corp.	(300)	86,200
Ralcorp Holdings Inc.	(500)	65,500
Reckitt Benckiser Group plc	(1,000)	55,000
Regal Entertainment Group, Cl. A	(1,000)	7,000
Rockwell Automation Inc.	(500)	26,500
Rogers Communications Inc., Cl. B, New York	(1,000)	481,690
Rollins Inc.	(22,000)	1,350,000
Rowan Companies Inc.	(3,000)	181,000
Sara Lee Corp.	(11,000)	680,000
Scripps Networks Interactive Inc., Cl. A	(1,000)	118,000
Sensient Technologies Corp.	(7,000)	225,000
Shaw Communications Inc., Cl. B, New York	(1,000)	154,000
Spectra Energy Corp.	(3,000)	127,000
Sprint Nextel Corp.	(40,000)	910,000
Standard Motor Products Inc.	(8,000)	167,000
Sulzer AG	(100)	15,400
Suncor Energy Inc.	(22,000)	—
Superior Industries International Inc.	(3,000)	49,000
Svenska Cellulosa AB, Cl. B	(600)	32,400

	Shares	Ownership at December 31, 2011

Swedish Match AB	(2,000)	855,000
Tele Norte Leste Participacoes SA, ADR	(2,000)	154,000
Telecom Argentina SA, ADR	(1,000)	25,000
Telecom Italia SpA	(20,000)	580,000
Telecomunicacoes de Sao Paulo SA, Preference, ADR (f)	(88,253)	—
Telefonica SA, ADR	(2,000)	582,000
Telefonos de Mexico SAB de CV, Cl. L, ADR (h)	(32,000)	4,000
Tenaris SA, ADR	(2,000)	68,000
Texas Instruments Inc.	(5,000)	270,000
The Bank of New York Mellon Corp.	(15,000)	180,000
The Central Europe and Russia Fund Inc.	(2,500)	97,000
The Clorox Co.	(20,000)	9,000
The Dun & Bradstreet Corp.	(500)	14,500
The Interpublic Group of Companies Inc.	(5,000)	315,000
The McGraw-Hill Companies Inc.	(4,000)	116,000
Time Warner Cable Inc.	(3,000)	67,000
Time Warner Inc.	(10,000)	225,000
Tokyo Broadcasting System Holdings Inc.	(10,000)	65,000
Tyco International Ltd.	(7,000)	188,000
Tyson Foods Inc., Cl. A	(3,000)	67,000
UnitedHealth Group Inc.	(1,000)	94,000
Viacom Inc., Cl. A	(1,000)	294,000
Walter Energy Inc.	(5,000)	10,000
Waste Management Inc.	(6,000)	175,000
Watts Water Technologies Inc., Cl. A	(8,000)	155,000
Westar Energy Inc.	(3,000)	217,000
Xerox Corp.	(40,000)	80,000

	Principal Amount
Corporate Bonds:
Pillowtex Corp., Sub. Deb., 9.000%, 12/15/11	$(1,000,000)	—
The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12	(1,900,000)	—

(a)	Spin-off – 1 share of Beam Inc. plus 1 share of Fortune Brands Home & Security Inc. for every 1 share of Fortune Brands Inc. held. 9,692 shares of Fortune Brands Home & Security Inc. were purchased after the spin-off.
(b)	Spin-off – 1 share of Exelis Inc. plus 0.5 share of new ITT Corp. plus 1 share of Xylem Inc. for every 1 share of ITT Corp. held. 30,000 shares of Exelis Inc. were sold after the spin-off.
(c)	Spin-off – 0.5 share of new Expedia Inc. plus 0.5 share of TripAdvisor Inc. for every 1 share of Expedia Inc. held. 15,000 shares of new Expedia Inc. were sold and 20,000 shares of TripAdvisor Inc. were purchased after the spin-off.
(d)	Spin-off – 0.88129 share of Liberty Media Corp. - Liberty Capital, Cl. A for every 1 share of Liberty Media Corp. - Liberty Starz, Cl. A held. 4,745 shares of Liberty Media Corp. - Liberty Capital, Cl. A were sold after the spin-off.
(e)	Stock dividend – 69 shares of Rolls-Royce Holdings plc, Cl. C for every 1 share of Rolls-Royce Holdings plc held.
(f)	Name and Identifier change from Telecomunicacoes de Sao Paulo SA, Preference, ADR (87929A102) to Telefonica Brasil SA, ADR (87936R106)
(g)	Tender Offer – $30 for every 1 share held.
(h)	Tender Offer – 33,000 shares were tendered at 10.50 MXN per share. 1,000 shares were purchased after the tender offer.

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 99.7%
	Food and Beverage — 12.0%
130,000	Beam Inc.	$4,971,168	$6,659,900
35,000	Brown-Forman Corp., Cl. A	1,761,167	2,774,450
6,250	Brown-Forman Corp., Cl. B	410,925	503,187
75,000	Campbell Soup Co.	2,084,700	2,493,000
15,000	Coca-Cola Enterprises Inc.	275,289	386,700
59,000	Constellation Brands Inc., Cl. A†	739,990	1,219,530
30,000	Corn Products International Inc.	412,116	1,577,700
224,000	Danone	10,721,674	14,080,994
599,000	Davide Campari - Milano SpA	3,115,159	3,988,682
80,000	Dean Foods Co.†	1,552,394	896,000
202,000	Diageo plc, ADR	8,413,233	17,658,840
100,000	Dr Pepper Snapple Group Inc.	2,291,138	3,948,000
72,000	Flowers Foods Inc.	356,368	1,366,560
83,000	Fomento Economico Mexicano SAB de CV, ADR	1,109,710	5,785,930
40,000	General Mills Inc.	967,929	1,616,400
2,300,000	Grupo Bimbo SAB de CV, Cl. A	1,749,673	4,697,342
75,000	H.J. Heinz Co.	2,623,919	4,053,000
46,000	Heineken NV	2,164,444	2,129,580
110,000	ITO EN Ltd.	2,537,808	1,892,166
14,000	Kellogg Co.	502,615	707,980
66,000	Kerry Group plc, Cl. A	758,380	2,421,666
160,000	Kraft Foods Inc., Cl. A	4,773,465	5,977,600
11,500	LVMH Moet Hennessy Louis Vuitton SA	397,547	1,628,292
70,000	Morinaga Milk Industry Co. Ltd.	299,202	271,015
25,000	Nestlé SA	513,610	1,437,240
210,000	PepsiCo Inc.	11,513,352	13,933,500
46,000	Pernod-Ricard SA	3,968,283	4,266,304
65,500	Ralcorp Holdings Inc.†	1,477,200	5,600,250
40,673	Remy Cointreau SA	2,357,660	3,268,474
680,000	Sara Lee Corp.	9,924,242	12,865,600
65,000	The Coca-Cola Co.	2,905,350	4,548,050
20,000	The Hain Celestial Group Inc.†	267,663	733,200
2,000	The J.M. Smucker Co.	52,993	156,340
131,000	Tootsie Roll Industries Inc.	1,519,168	3,100,770
67,000	Tyson Foods Inc., Cl. A	625,344	1,382,880
365,000	Yakult Honsha Co. Ltd.	10,317,423	11,499,610

		100,432,301	151,526,732

	Cable and Satellite — 7.4%
292,000	AMC Networks Inc., Cl. A†	5,219,842	10,973,360
1,130,000	Cablevision Systems Corp., Cl. A (a)	13,506,172	16,068,600
90,000	Comcast Corp., Cl. A, Special	545,321	2,120,400
505,000	DIRECTV, Cl. A†	11,386,340	21,593,800
100,000	DISH Network Corp., Cl. A	2,524,679	2,848,000
30,740	EchoStar Corp., Cl. A†	923,528	643,696
88,000	Liberty Global Inc., Cl. A†	1,600,010	3,610,640
88,000	Liberty Global Inc., Cl. C†	1,727,277	3,477,760
481,690	Rogers Communications Inc., Cl. B, New York	3,993,639	18,549,882
19,310	Rogers Communications Inc., Cl. B, Toronto	137,424	743,968
118,000	Scripps Networks Interactive Inc., Cl. A	3,787,615	5,005,560
154,000	Shaw Communications Inc., Cl. B, New York	316,962	3,059,980
40,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	52,983	795,092

Shares		Cost	Market Value

67,000	Time Warner Cable Inc.	$3,851,950	$4,259,190

		49,573,742	93,749,928

	Energy and Utilities — 7.4%
34,000	Anadarko Petroleum Corp.	1,465,861	2,595,220
63,000	Apache Corp.	2,455,803	5,706,540
101,000	BP plc, ADR	5,766,952	4,316,740
60,000	CH Energy Group Inc.	2,474,048	3,502,800
29,000	CMS Energy Corp.	185,272	640,320
211,000	ConocoPhillips	12,699,180	15,375,570
35,000	CONSOL Energy Inc.	1,580,805	1,284,500
15,000	Constellation Energy Group Inc.	461,853	595,050
10,000	Devon Energy Corp.	841,797	620,000
105,000	Duke Energy Corp.	1,899,786	2,310,000
220,000	El Paso Corp.	1,980,458	5,845,400
242,000	El Paso Electric Co.	4,152,653	8,382,880
75,000	Exxon Mobil Corp.	2,571,862	6,357,000
15,000	GenOn Energy Inc.†	141,261	39,150
140,000	GenOn Energy Inc., Escrow† (b)	0	0
198,000	Halliburton Co.	3,391,894	6,832,980
12,000	Marathon Oil Corp.	291,255	351,240
6,000	Marathon Petroleum Corp.	186,212	199,740
15,000	National Fuel Gas Co.	1,127,626	833,700
22,000	NextEra Energy Inc.	1,153,471	1,339,360
2,000	Niko Resources Ltd.	110,842	94,470
5,000	NiSource Inc.	107,750	119,050
16,000	Noble Corp.†	605,030	483,520
90,000	Northeast Utilities	1,721,754	3,246,300
38,000	Oceaneering International Inc.	512,207	1,752,940
100,000	Progress Energy Inc., CVO†	52,000	73,400
181,000	Rowan Companies Inc.†	6,591,557	5,489,730
50,000	RPC Inc.	973,685	912,500
5,000	SJW Corp.	68,704	118,200
20,000	Southwest Gas Corp.	451,132	849,800
127,000	Spectra Energy Corp.	3,195,561	3,905,250
60,000	The AES Corp.†	342,617	710,400
21,000	Transocean Ltd.	1,299,914	806,190
10,000	Walter Energy Inc.	842,598	605,600
217,000	Westar Energy Inc.	3,651,944	6,245,260
20,000	WPX Energy Inc.†	363,080	363,400

		65,718,424	92,904,200

	Financial Services — 6.7%
495,000	American Express Co. (a)	23,226,845	23,349,150
18,000	Argo Group International Holdings Ltd.	683,002	521,280
45,000	Artio Global Investors Inc.	949,471	219,600
122,000	Banco Santander SA, ADR	725,308	917,440
128	Berkshire Hathaway Inc., Cl. A†	375,826	14,688,640
10,000	Calamos Asset Management Inc., Cl. A	88,164	125,100
23,000	Citigroup Inc.	933,997	605,130
46,000	Deutsche Bank AG	2,097,214	1,741,560
10,000	Fortress Investment Group LLC, Cl. A†	49,694	33,800
22,000	H&R Block Inc.	369,710	359,260
13,000	Interactive Brokers Group Inc., Cl. A	271,224	194,220
180,000	Janus Capital Group Inc.	2,901,201	1,135,800
49,088	JPMorgan Chase & Co.	1,540,997	1,632,176
30,000	Kinnevik Investment AB, Cl. A	450,841	581,513
121,000	Legg Mason Inc.	2,387,027	2,910,050
123,000	Leucadia National Corp.	1,523,790	2,797,020
5,000	Loews Corp.	183,078	188,250
140,000	Marsh & McLennan Companies Inc.	4,243,239	4,426,800
11,000	Moody’s Corp.	427,219	370,480
22,000	Och-Ziff Capital Management Group LLC, Cl. A	214,559	185,020
120,000	State Street Corp.	4,047,374	4,837,200

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
20,000	SunTrust Banks Inc.	$419,333	$354,000
140,000	T. Rowe Price Group Inc.	4,303,432	7,973,000
180,000	The Bank of New York Mellon Corp.	5,625,322	3,583,800
40,000	The Charles Schwab Corp.	584,500	450,400
14,500	The Dun & Bradstreet Corp.	323,896	1,085,035
65,000	Waddell & Reed Financial Inc., Cl. A	1,470,109	1,610,050
270,000	Wells Fargo & Co.	8,051,764	7,441,200

		68,468,136	84,316,974

	Equipment and Supplies — 6.2%
330,000	AMETEK Inc.	3,570,352	13,893,000
4,000	Amphenol Corp., Cl. A	14,775	181,560
94,000	CIRCOR International Inc.	974,241	3,319,140
190,000	Donaldson Co. Inc.	2,973,673	12,935,200
99,000	Flowserve Corp.	3,077,246	9,832,680
22,000	Franklin Electric Co. Inc.	242,405	958,320
60,000	Gerber Scientific Inc., Escrow† (b)	0	600
76,484	GrafTech International Ltd.†	708,541	1,044,007
295,000	IDEX Corp.	7,060,957	10,947,450
40,000	Ingersoll-Rand plc	795,378	1,218,800
190,000	Lufkin Industries Inc.	901,451	12,788,900
11,000	Mueller Industries Inc.	485,034	422,620
2,000	Sealed Air Corp.	17,404	34,420
68,000	Tenaris SA, ADR	2,989,903	2,528,240
50,000	The Greenbrier Companies Inc.†	997,792	1,214,000
4,000	The Manitowoc Co. Inc.	25,450	36,760
70,000	The Weir Group plc	294,552	2,208,970
155,000	Watts Water Technologies Inc., Cl. A	2,253,306	5,302,550

		27,382,460	78,867,217

	Diversified Industrial — 5.9%
3,000	Acuity Brands Inc.	76,507	159,000
157,000	Ampco-Pittsburgh Corp.	2,045,788	3,036,380
30,000	Brunswick Corp.	562,728	541,800
187,000	Cooper Industries plc	4,714,444	10,126,050
212,000	Crane Co.	5,034,756	9,902,520
170,000	General Electric Co.	3,062,767	3,044,700
165,000	Greif Inc., Cl. A	1,790,911	7,515,750
15,000	Greif Inc., Cl. B	674,933	675,750
405,000	Honeywell International Inc.	13,369,154	22,011,750
135,000	ITT Corp.	1,552,834	2,609,550
10,000	Jardine Strategic Holdings Ltd.	190,495	276,700
1,000	Kennametal Inc.	35,610	36,520
30,000	Material Sciences Corp.†	30,306	244,800
95,000	Park-Ohio Holdings Corp.†	974,355	1,694,800
1,000	Pentair Inc.	31,908	33,290
70,000	Smiths Group plc	1,326,915	994,689
15,400	Sulzer AG	470,222	1,646,077
30,000	Trinity Industries Inc.	428,108	901,800
188,000	Tyco International Ltd.	8,450,752	8,781,480

		44,823,493	74,233,406

	Entertainment — 5.3%
2,002	Chestnut Hill Ventures† (b)	54,500	132,288
84,000	Discovery Communications Inc., Cl. A†	1,534,853	3,441,480
84,000	Discovery Communications Inc., Cl. C†	1,071,501	3,166,800

Shares		Cost	Market Value

500	DreamWorks Animation SKG Inc., Cl. A†	$10,535	$8,297
645,000	Grupo Televisa SA, ADR	7,487,837	13,583,700
7,000	Regal Entertainment Group, Cl. A	89,752	83,580
32,000	Societe d’Edition de Canal+	34,011	177,591
381,000	The Madison Square Garden Co., Cl. A†	6,313,347	10,911,840
225,000	Time Warner Inc.	8,872,058	8,131,500
65,000	Tokyo Broadcasting System Holdings Inc.	1,668,264	836,040
108,000	Universal Entertainment Corp.	2,340,916	2,987,294
294,000	Viacom Inc., Cl. A	13,603,137	15,679,020
370,000	Vivendi SA	10,957,562	8,102,504

		54,038,273	67,241,934

	Consumer Products — 4.1%
60,000	Avon Products Inc.	1,635,859	1,048,200
17,000	Christian Dior SA	643,155	2,015,622
24,000	Church & Dwight Co. Inc.	79,628	1,098,240
94,000	Energizer Holdings Inc.†	4,395,004	7,283,120
2,100	Givaudan SA†	608,272	2,000,958
60,000	Hanesbrands Inc.†	1,376,148	1,311,600
29,000	Harley-Davidson Inc.	1,347,236	1,127,230
4,000	Jarden Corp.	91,909	119,520
7,000	Mattel Inc.	126,000	194,320
6,800	National Presto Industries Inc.	202,738	636,480
10,000	Oil-Dri Corp. of America	171,255	202,400
55,000	Reckitt Benckiser Group plc	1,688,933	2,716,176
32,400	Svenska Cellulosa AB, Cl. B	441,093	480,206
855,000	Swedish Match AB	9,447,474	30,350,913
9,000	The Clorox Co.	663,172	599,040
1,000	The Estee Lauder Companies Inc., Cl. A	72,260	112,320

		22,990,136	51,296,345

	Telecommunications — 4.0%
65,000	BCE Inc.	1,607,839	2,708,550
41,500	Brasil Telecom SA, ADR	1,313,060	738,285
14,000	Brasil Telecom SA, Cl. C, ADR	225,384	86,800
1,082,000	BT Group plc	4,474,184	3,207,756
7,040,836	Cable & Wireless Jamaica Ltd.† (c)	128,658	16,360
660,000	Cincinnati Bell Inc.†	3,712,593	1,999,800
130,000	Deutsche Telekom AG, ADR	2,137,750	1,488,500
40,000	Hellenic Telecommunications Organization SA	714,033	149,097
15,000	Hellenic Telecommunications Organization SA, ADR	117,820	25,950
95,000	Koninklijke KPN NV	221,092	1,136,705
30,000	NII Holdings Inc.†	1,030,122	639,000
910,000	Sprint Nextel Corp.†	7,331,216	2,129,400
154,000	Tele Norte Leste Participacoes SA, ADR	2,045,383	1,464,540
25,000	Telecom Argentina SA, ADR	147,932	447,000
580,000	Telecom Italia SpA	2,370,177	623,801
88,253	Telefonica Brasil SA, ADR	2,232,998	2,411,954
582,000	Telefonica SA, ADR	8,956,549	10,004,580
4,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	46,372	57,760
270,000	Telephone & Data Systems Inc.	12,543,458	6,990,300
318,000	Telephone & Data Systems Inc., Special	13,903,803	7,571,580
15,000	TELUS Corp.	280,203	848,687
155,000	Verizon Communications Inc.	5,107,783	6,218,600

		70,648,409	50,965,005

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Automotive: Parts and Accessories — 4.0%
78,000	BorgWarner Inc.†	$1,684,037	$4,971,720
150,000	CLARCOR Inc.	1,230,757	7,498,500
215,000	Dana Holding Corp.†	1,440,698	2,612,250
264,000	Genuine Parts Co.	9,447,363	16,156,800
148,000	Johnson Controls Inc.	3,162,187	4,626,480
135,000	Midas Inc.†	1,878,589	1,159,650
260,000	Modine Manufacturing Co.†	5,684,800	2,459,600
91,000	O’Reilly Automotive Inc.†	2,575,071	7,275,450
167,000	Standard Motor Products Inc.	1,733,626	3,348,350
49,000	Superior Industries International Inc.	1,017,326	810,460

		29,854,454	50,919,260

	Health Care — 3.9%
10,000	Abbott Laboratories	425,367	562,300
13,000	Allergan Inc.	603,993	1,140,620
37,000	Amgen Inc.	2,162,979	2,375,770
25,000	Baxter International Inc.	1,204,317	1,237,000
14,000	Becton, Dickinson and Co.	1,137,537	1,046,080
32,000	Biogen Idec Inc.†	630,225	3,521,600
330,000	Boston Scientific Corp.†	2,570,973	1,762,200
85,000	Bristol-Myers Squibb Co.	2,152,363	2,995,400
49,000	Covidien plc	1,929,854	2,205,490
4,500	Gilead Sciences Inc.†	183,515	184,185
29,000	Henry Schein Inc.†	741,803	1,868,470
22,000	Hospira Inc.†	726,918	668,140
40,000	Johnson & Johnson	2,595,348	2,623,200
67,500	Life Technologies Corp.†	1,801,162	2,626,425
43,000	Mead Johnson Nutrition Co.	1,931,913	2,955,390
100,000	Merck & Co. Inc.	2,237,482	3,770,000
9,600	Nobel Biocare Holding AG†	275,441	111,607
97,000	Novartis AG, ADR	4,333,718	5,545,490
20,000	Onyx Pharmaceuticals Inc.†	887,500	879,000
94,000	UnitedHealth Group Inc.	4,429,213	4,763,920
4,000	Waters Corp.†	285,470	296,200
12,000	Watson Pharmaceuticals Inc.†	491,936	724,080
62,000	William Demant Holding A/S†	2,816,069	5,155,781
7,000	Zimmer Holdings Inc.†	339,145	373,940

		36,894,241	49,392,288

	Consumer Services — 3.2%
70,000	Expedia Inc.	1,906,081	2,031,400
72,000	IAC/InterActiveCorp.	1,839,796	3,067,200
170,000	Liberty Interactive Corp., Cl. A†	3,598,574	2,756,550
1,350,000	Rollins Inc.	9,221,928	29,997,000
105,000	TripAdvisor Inc.†	2,966,361	2,647,050

		19,532,740	40,499,200

	Machinery — 3.0%
15,000	Caterpillar Inc.	101,378	1,359,000
12,000	CNH Global NV†	300,884	431,880
381,500	Deere & Co. (a)	11,165,047	29,509,025
270,000	Xylem Inc.	4,347,934	6,936,300

		15,915,243	38,236,205

	Aerospace — 2.6%
622,462	BBA Aviation plc	1,494,123	1,720,683
240,000	Exelis Inc.	1,747,195	2,172,000
27,800	Kaman Corp.	595,372	759,496
3,000	Lockheed Martin Corp.	175,770	242,700
29,000	Northrop Grumman Corp.	1,486,833	1,695,920

Shares		Cost	Market Value

1,200,000	Rolls-Royce Holdings plc	$9,166,092	$13,911,666
82,800,000	Rolls-Royce Holdings plc, Cl. C† (c) (d)	131,755	128,587
168,000	The Boeing Co. (a)	10,877,290	12,322,800

		25,674,430	32,953,852

	Retail — 2.6%
77,000	AutoNation Inc.†	812,935	2,838,990
100	AutoZone Inc.†	8,793	32,497
27,000	Coldwater Creek Inc.†	126,973	31,860
40,000	Costco Wholesale Corp.	1,843,960	3,332,800
120,000	CVS Caremark Corp.	4,075,042	4,893,600
43,000	HSN Inc.	966,735	1,559,180
382,000	Macy’s Inc.	6,809,528	12,292,760
50,000	Sally Beauty Holdings Inc.†	416,928	1,056,500
10,000	The Cheesecake Factory Inc.†	292,288	293,500
39,000	Wal-Mart Stores Inc.	1,947,671	2,330,640
59,000	Walgreen Co.	1,877,597	1,950,540
22,000	Whole Foods Market Inc.	447,986	1,530,760

		19,626,436	32,143,627

	Business Services — 2.4%
3,500	Ascent Capital Group Inc., Cl. A†	85,913	177,520
190,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,836,992	2,384,500
168,500	Contax Participacoes SA, ADR	69,215	340,370
90,000	Diebold Inc.	3,394,123	2,706,300
5,230	Edenred	94,604	128,745
200,000	G4S plc	0	844,204
18,000	Jardine Matheson Holdings Ltd.	565,207	846,900
90,000	Landauer Inc.	2,485,763	4,635,000
38,200	MasterCard Inc., Cl. A	1,541,370	14,241,724
24,000	Monster Worldwide Inc.†	384,364	190,320
315,000	The Interpublic Group of Companies Inc.	2,655,599	3,064,950
4,000	Visa Inc., Cl. A	176,000	406,120

		14,289,150	29,966,653

	Publishing — 2.3%
200,000	Il Sole 24 Ore SpA†	960,731	182,230
135,000	Media General Inc., Cl. A†	1,440,790	549,450
111,000	Meredith Corp.	4,747,888	3,624,150
710,000	News Corp., Cl. A	8,077,354	12,666,400
355,000	News Corp., Cl. B	5,695,245	6,453,900
27,000	The E.W. Scripps Co., Cl. A†	172,847	216,270
116,000	The McGraw-Hill Companies Inc.	4,712,339	5,216,520

		25,807,194	28,908,920

	Aviation: Parts and Services — 2.1%
320,000	Curtiss-Wright Corp.	4,507,634	11,305,600
275,000	GenCorp Inc.†	2,370,094	1,463,000
86,200	Precision Castparts Corp.	4,434,882	14,204,898

		11,312,610	26,973,498

	Specialty Chemicals — 1.7%
11,000	Ashland Inc.	184,140	628,760
24,000	E.I. du Pont de Nemours and Co.	1,082,876	1,098,720
425,000	Ferro Corp.†	4,806,770	2,078,250
4,000	FMC Corp.	136,430	344,160
72,000	H.B. Fuller Co.	1,247,374	1,663,920
50,000	Huntsman Corp.	616,000	500,000
70,000	International Flavors & Fragrances Inc.	3,296,486	3,669,400

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
267,000	Omnova Solutions Inc.†	$1,655,747	$1,230,870
225,000	Sensient Technologies Corp.	4,110,722	8,527,500
1,000	SGL Carbon SE†	57,689	49,298
100,000	Zep Inc.	1,293,508	1,398,000

		18,487,742	21,188,878

	Communications Equipment — 1.6%
40,000	Cisco Systems Inc.	781,492	723,200
445,000	Corning Inc.	3,723,928	5,776,100
259,000	Thomas & Betts Corp.†	9,104,477	14,141,400

		13,609,897	20,640,700

	Hotels and Gaming — 1.6%
20,000	Accor SA	694,524	506,957
181,000	Gaylord Entertainment Co.†	4,698,087	4,369,340
70,000	Genting Singapore plc†	52,525	81,493
8,000	Hyatt Hotels Corp., Cl. A†	263,258	301,120
32,000	Interval Leisure Group Inc.†	610,959	435,520
1,400,000	Ladbrokes plc	9,608,880	2,826,438
65,000	Las Vegas Sands Corp.†	818,707	2,777,450
3,600,000	Mandarin Oriental International Ltd.	6,769,756	5,400,000
90,000	MGM China Holdings Ltd.†	177,759	117,735
10,000	MGM Resorts International†	48,438	104,300
32,000	Orient-Express Hotels Ltd., Cl. A†	473,395	239,040
40,000	Pinnacle Entertainment Inc.†	189,091	406,400
34,000	Starwood Hotels & Resorts Worldwide Inc.	520,597	1,630,980
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	221,719
2,000	Wynn Resorts Ltd.	74,539	220,980

		25,155,965	19,639,472

	Metals and Mining — 1.3%
18,000	Agnico-Eagle Mines Ltd.	890,722	653,760
50,000	Alcoa Inc.	667,364	432,500
64,000	Barrick Gold Corp.	1,873,920	2,896,000
18,000	Freeport-McMoRan Copper & Gold Inc.	864,096	662,220
54,000	Ivanhoe Mines Ltd.†	452,732	956,880
50,000	New Hope Corp. Ltd.	67,580	282,804
164,000	Newmont Mining Corp.	5,529,986	9,841,640

		10,346,400	15,725,804

	Broadcasting — 1.2%
285,000	CBS Corp., Cl. A, Voting	8,316,721	7,888,800
2,000	Cogeco Inc.	39,014	94,999
22,334	Corus Entertainment Inc., Cl. B, OTC	40,694	452,040
6,666	Corus Entertainment Inc., Cl. B, Toronto	12,406	134,269
30,000	Gray Television Inc.†	54,872	48,600
80,000	Liberty Media Corp. - Liberty Capital, Cl. A†	1,113,132	6,244,000
24,000	LIN TV Corp., Cl. A†	156,403	101,520
100,000	Television Broadcasts Ltd.	396,239	606,443

		10,129,481	15,570,671

	Wireless Communications — 1.2%
145,000	America Movil SAB de CV, Cl. L, ADR	1,014,221	3,277,000
7,000	Millicom International Cellular SA, SDR	700,202	701,317
1,500	NTT DoCoMo Inc.	2,980,751	2,757,568

Shares		Cost	Market Value

54,075	Tim Participacoes SA, ADR	$390,208	$1,395,135
115,400	United States Cellular Corp.†	5,343,392	5,034,902
71,000	Vodafone Group plc, ADR	1,894,369	1,990,130

		12,323,143	15,156,052

	Electronics — 1.1%
19,500	Bel Fuse Inc., Cl. A	575,007	409,890
4,000	Hitachi Ltd., ADR	287,076	208,560
94,000	Intel Corp.	2,020,004	2,279,500
36,342	Koninklijke Philips Electronics NV	88,880	761,372
70,000	LSI Corp.†	415,273	416,500
2,400	Mettler-Toledo International Inc.†	337,270	354,504
20,000	Molex Inc., Cl. A	363,729	395,600
2,000	Rovi Corp.†	33,295	49,160
55,000	TE Connectivity Ltd.	2,106,049	1,694,550
270,000	Texas Instruments Inc.	6,455,544	7,859,700

		12,682,127	14,429,336

	Environmental Services — 0.9%
210,000	Republic Services Inc.	4,445,444	5,785,500
175,000	Waste Management Inc.	4,460,278	5,724,250

		8,905,722	11,509,750

	Computer Software and Services — 0.8%
19,000	AOL Inc.†	502,187	286,900
8,000	Check Point Software Technologies Ltd.†	135,807	420,320
50,000	InterXion Holding NV†	725,620	672,500
65,000	NCR Corp.†	813,961	1,069,900
26,500	Rockwell Automation Inc.	891,494	1,944,305
380,000	Yahoo! Inc.†	7,629,528	6,129,400

		10,698,597	10,523,325

	Agriculture — 0.8%
257,000	Archer-Daniels-Midland Co.	5,894,824	7,350,200
20,000	Monsanto Co.	892,389	1,401,400
15,000	Syngenta AG, ADR†	189,981	884,100
10,000	The Mosaic Co.	428,085	504,300

		7,405,279	10,140,000

	Automotive — 0.7%
40,000	Ford Motor Co.†	650,150	430,400
15,000	General Motors Co.†	561,903	304,050
138,000	Navistar International Corp.†	4,158,599	5,227,440
81,000	PACCAR Inc.	356,389	3,035,070

		5,727,041	8,996,960

	Transportation — 0.6%
163,000	GATX Corp.	4,730,247	7,116,580
4,000	Huntington Ingalls Industries Inc.†	121,831	125,120

		4,852,078	7,241,700

	Real Estate — 0.3%
55,500	Griffin Land & Nurseries Inc.	529,368	1,468,530
185,000	The St. Joe Co.†	3,860,800	2,712,100

		4,390,168	4,180,630

	Closed-End Funds — 0.3%
30,000	Royce Value Trust Inc.	368,797	368,100
97,000	The Central Europe and Russia Fund Inc.	2,278,725	2,769,350
70,000	The New Germany Fund Inc.	756,578	859,600

		3,404,100	3,997,050

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Building and Construction — 0.2%
139,692	Fortune Brands Home & Security Inc.†	$1,517,168	$2,378,955

	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	37,490	124,480
34,000	Rayonier Inc.	723,745	1,517,420

		761,235	1,641,900

	Computer Hardware — 0.1%
15,000	SanDisk Corp.†	765,993	738,150
80,000	Xerox Corp.	867,150	636,800

		1,633,143	1,374,950

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	132,795	482,624
9,000	Nobility Homes Inc.†	175,611	51,390
30,000	Skyline Corp.	798,681	130,500

		1,107,087	664,514

	TOTAL COMMON STOCKS	856,118,245	1,260,095,891

	CONVERTIBLE PREFERRED STOCKS — 0.1%

	Telecommunications — 0.1%
22,500	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	628,042	874,350

	WARRANTS — 0.0%

	Retail — 0.0%
150,000	Talbots Inc., expire 04/06/15†	450,000	3,150

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.1%

	Diversified Industrial — 0.1%
$2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (e)	2,000,000	1,900,000

	U.S. GOVERNMENT OBLIGATIONS — 0.1%
1,250,000	U.S. Treasury Bill, 0.030%††, 06/14/12	1,249,827	1,249,731

TOTAL INVESTMENTS — 100.0%		$860,446,114	1,264,123,122

Number of Contracts		Expiration Date	Unrealized Depreciation

	FUTURES CONTRACTS — SHORT POSITION
555	S & P 500 E-Mini Futures (f)	03/16/12	(179,411)

Other Assets and Liabilities (Net)			1,363,241

PREFERRED STOCK (8,218,262 preferred shares outstanding)			(305,356,550)

NET ASSETS — COMMON STOCK (184,620,238 common shares outstanding)			$959,950,402

NET ASSET VALUE PER COMMON SHARE ($959,950,402 ÷ 184,620,238 shares outstanding)			$5.20

(a)	Securities, or a portion thereof, with a value of $39,218,050 were pledged as collateral for futures contracts.
(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of fair valued securities amounted to $132,888 or 0.01% of total investments.
(c)	At December 31, 2011, the Fund held investments in restricted securities amounting to $144,947 or 0.01% of total investments, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0023
82,800,000	Rolls-Royce Holdings plc, Cl. C	10/26/11	131,755	0.0016

(d)	Illiquid security.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of the Rule 144A security amounted to $1,900,000 or 0.15% of total investments.
(f)	At December 31, 2011, the Fund had entered into futures contracts with UBS AG.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVO	Contingent Value Obligation
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	80.7%	$1,020,315,585
Europe	14.3	180,458,996
Latin America	2.8	35,062,496
Japan	1.6	20,452,252
Asia/Pacific	0.6	7,833,793

Total Investments	100.0%	$1,264,123,122

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments, at value (cost $860,446,114)	$1,264,123,122
Foreign currency, at value (cost $2,532)	2,558
Cash	1,314,372
Receivable for investments sold	217,743
Dividends and interest receivable	2,497,184
Deferred offering expense	167,288
Variation margin receivable	136,552

Total Assets	1,268,458,819

Liabilities:
Payable for investments purchased	871,868
Distributions payable	174,830
Payable for investment advisory fees	805,490
Payable for payroll expenses	80,761
Payable for accounting fees	3,750
Payable for auction agent fees	873,578
Payable for shareholder communications expenses	183,459
Other accrued expenses	158,131

Total Liabilities	3,151,867

Preferred Stock:
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D Cumulative Preferred Stock (5.875%, $25 liquidation value, $0.001 par value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series F Cumulative Preferred Stock (6.200%, $25 liquidation value, $0.001 par value, 6,000,000 shares authorized with 5,850,402 shares issued and outstanding)	146,260,050

Total Preferred Stock	305,356,550

Net Assets Attributable to Common Shareholders	$959,950,402

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$640,212,145
Accumulated distributions in excess of net investment income	(504,235)
Accumulated net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions	(83,264,119)
Net unrealized appreciation on investments	403,677,008
Net unrealized depreciation on futures contracts	(179,411)
Net unrealized appreciation on foreign currency translations	9,014

Net Assets	$959,950,402

Net Asset Value per Common Share:
($959,950,402 ÷ 184,620,238 shares outstanding at $0.001 par value; 246,000,000 shares authorized)	$5.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $768,308)	$25,366,437
Interest	84,484

Total Investment Income	25,450,921

Expenses:
Investment advisory fees	13,434,197
Shareholder communications expenses	577,665
Payroll expenses	238,296
Custodian fees	214,091
Directors’ fees	170,236
Auction agent fees	158,389
Shareholder services fees	138,823
Legal and audit fees	118,479
Accounting fees	45,000
Interest expense	592
Tax expense (Note 2)	6
Miscellaneous expenses	303,995

Total Expenses	15,399,769

Less:
Advisory fee reduction	(3,053,566)
Advisory fee reduction on unsupervised assets (See Note 3)	(869)

Total Reductions	(3,054,435)

Net Expenses	12,345,334

Net Investment Income	13,105,587

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency:
Net realized gain on investments	2,833,742
Capital gain distributions from investment companies	240,506
Net realized loss on futures contracts	(129,238)
Net realized gain on swap contracts	33,350
Net realized loss on foreign currency transactions	(35,016)

Net realized gain on investments, futures contracts, swap contracts, and foreign currency transactions	2,943,344

Net change in unrealized appreciation/depreciation:
on investments	(19,097,730)
on futures contracts	622,334
on swap contracts	(7,422)
on foreign currency translations	(13,194)

Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts, and foreign currency translations	(18,496,012)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency	(15,552,668)

Net Decrease in Net Assets Resulting from Operations	(2,447,081)

Total Distributions to Preferred Stock Shareholders	(12,689,139)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(15,136,220)

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$13,105,587	$8,725,793
Net realized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	2,943,344	(7,453,804)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts, and foreign currency translations	(18,496,012)	252,327,537

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,447,081)	253,599,526

Distributions to Preferred Shareholders:
Net investment income	(10,150,930)	(9,224,573)
Net realized short-term gain	(2,538,209)	—
Return of capital	—	(3,614,958)

Total Distributions to Preferred Shareholders	(12,689,139)	(12,839,531)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(15,136,220)	240,759,995

Distributions to Common Shareholders:
Net investment income	(3,337,003)	—
Net realized short-term gain	(834,407)	—
Return of capital	(99,713,931)	(92,239,189)

Total Distributions to Common Shareholders	(103,885,341)	(92,239,189)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	20,156,854	—
Recapture of gain on sale of Fund shares by an affiliate	—	25,488

Net Increase in Net Assets from Fund Share Transactions	20,156,854	25,488

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(98,864,707)	148,546,294
Net Assets Attributable to Common Shareholders:
Beginning of period	1,058,815,109	910,268,815

End of period (including undistributed net investment income of $0 and $0, respectively)	$959,950,402	$1,058,815,109

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2011		2010	2009		2008		2007
Operating Performance:
Net asset value, beginning of period	$5.85		$5.03	$4.14		$9.22		$9.40

Net investment income	0.07		0.05	0.06		0.12		0.14
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	(0.08)		1.35	1.62		(4.30)		1.12

Total from investment operations	(0.01)		1.40	1.68		(4.18)		1.26

Distributions to Preferred Shareholders: (a)
Net investment income	(0.06)		(0.05)	(0.07)		(0.11)		(0.02)
Net realized gain	(0.01)		—	—		—		(0.12)
Return of capital	—		(0.02)	—		—		—

Total distributions to preferred shareholders	(0.07)		(0.07)	(0.07)		(0.11)		(0.14)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.08)		1.33	1.61		(4.29)		1.12

Distributions to Common Shareholders:
Net investment income	(0.02)		—	(0.00	)(e)	(0.00	)(e)	(0.12)
Net realized gain	(0.00	)(e)	—	—		—		(0.57)
Return of capital	(0.55)		(0.51)	(0.72)		(0.80)		(0.61)

Total distributions to common shareholders	(0.57)		(0.51)	(0.72)		(0.80)		(1.30)

Fund Share Transactions:
Increase/(decrease) in net asset value from common stock share transactions	—		—	0.00	(e)	0.01		—
Increase in net asset value from repurchase of preferred shares	—		—	0.00	(e)	0.00	(e)	—
Recapture of gain on sale of Fund shares by an affiliate	—		0.00 (e)	—		—		—
Offering costs for preferred shares charged to paid-in capital	—		—	—		0.00	(e)	—

Total Fund share transactions	—		0.00 (e)	0.00	(e)	0.01		—

Net Asset Value Attributable to Common Shareholders, End of Period	$5.20		$5.85	$5.03		$4.14		$9.22

NAV Total Return †	(1.17)%		28.15%	44.10%		(49.06)%		12.14%

Market value, end of period	$4.99		$5.67	$5.04		$3.70		$9.28

Investment total return ††	(2.15)%		23.96%	61.56%		(54.77)%		12.75%

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2011	2010	2009	2008	2007
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,265,307	$1,364,172	$1,215,626	$1,106,614	$1,990,123
Net assets attributable to common shares, end of period (in 000’s)	$959,950	$1,058,815	$910,269	$724,076	$1,586,381
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.26%	0.92%	1.53%	1.73%	1.16%
Ratio of operating expenses to average net assets attributable to common shares before fee reduction	1.48%	1.50%	1.74%	1.52%	—
Ratio of operating expenses to average net assets attributable to common shares net of fee reduction, if any	1.19%	1.50%	1.72%	1.19%	1.46%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reduction	1.15%	1.14%	1.22%	1.14%	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction, if any	0.92%	1.14%	1.20%	0.89%	1.17%
Portfolio turnover rate †††	6.3%	5.5%	6.7%	13.5%	17.2%
Preferred Stock:
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$72,000	$72,000	$72,000	$117,000	$130,000
Total shares outstanding (in 000’s)	3	3	3	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$103,593	$111,687	$99,525	$72,320	$123,230
5.875% Series D Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$59,097	$59,097	$59,097	$72,532	$73,743
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,901	2,950
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.35	$25.03	$23.39	$22.69	$23.86
Asset coverage per share	$103.59	$111.69	$99.53	$72.32	$123.23
Auction Rate Series E Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$28,000	$28,000	$28,000	$45,000	$50,000
Total shares outstanding (in 000’s)	1	1	1	2	2
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$103,593	$111,687	$99,525	$72,320	$123,230
6.200% Series F Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$146,260	$146,260	$146,260	$148,007	$150,000
Total shares outstanding (in 000’s)	5,850	5,850	5,850	5,920	6,000
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.57	$25.71	$24.08	$23.48	$24.69
Asset coverage per share	$103.59	$111.69	$99.53	$72.32	$123.23
Asset Coverage (d)	414%	447%	398%	289%	493%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 27.3%.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Based on weekly prices.
(c)	Liquidation value, except for 2007 when price was based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(d)	Asset coverage is calculated by combining all series of preferred stock.
(e)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS

1.  Organization.  The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long-term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$92,904,200	—	$0	$92,904,200
Equipment and Supplies	78,866,617	—	600	78,867,217
Entertainment	67,109,646	—	132,288	67,241,934
Telecommunications	50,965,005	—	—	50,965,005
Aerospace	32,825,265	$128,587	—	32,953,852
Other Industries (a)	937,163,683	—	—	937,163,683
Total Common Stocks	1,259,834,416	128,587	132,888	1,260,095,891
Convertible Preferred Stocks (a)	874,350	—	—	874,350
Warrants (a)	3,150	—	—	3,150
Convertible Corporate Bonds (a)	—	1,900,000	—	1,900,000
U.S. Government Obligations	—	1,249,731	—	1,249,731
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,260,711,916	$3,278,318	$132,888	$1,264,123,122
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACTS
Futures Contracts Sold (b)	$(179,411)	$—	$—	$(179,411)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(179,411)	$—	$—	$(179,411)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
(b)	Represents cumulative unrealized depreciation of futures contracts as reported in the SOI.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation †	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11 †
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Equipment and Supplies	—	—	—	600	0	—	—	—	600	600
Entertainment	91,191	—	—	41,097	—	—	—	—	132,288	41,097
Total Common Stocks	91,191	—	—	41,697	0	—	—	—	132,888	41,697
Warrants
Energy and Utilities	85	—	(36,353)	36,268	—	(0)	—	—	—	—
Convertible Corporate Bonds	630,000	—	(1,912,652)	1,346,465	—	(63,813)	—	—	—	—
Corporate Bonds	0	—	—	—	—	(0)	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$721,276	$—	$(1,949,005)	$1,424,430	$0	$(63,813)	$—	$—	$132,888	$41,697

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund held an equity contract for difference swap agreement through April 7, 2011, with an average monthly notional amount while it was outstanding of approximately $591,968. At December 31, 2011, the Fund held no investments in equity contract for difference swap agreements.

For the year ended December 31, 2011, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized depreciation on swap contracts.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at December 31, 2011 are reflected within the Schedule of Investments.

The Fund’s volume of equity futures contracts held during the year ended December 31, 2011 had an average monthly notional amount of approximately $28,460,028.

As of December 31, 2011, the value of equity futures contracts can be found in the Statement of Assets and Liabilities under Assets, Variation margin receivable. For the year ended December 31, 2011, the effect of equity futures contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency, Net realized loss on futures contracts and Net change in unrealized appreciation on futures contracts.

Investments in other Investment Companies.  The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2011, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/ or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, taxable distributions in excess of book income, adjustments on the sale of a security no longer deemed a passive foreign investment company, distributions and basis adjustments on underlying investments and real estate investment trusts, and swap contract reclasses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $736,027 and to decrease accumulated net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions by $3,186,472, with an offsetting adjustment to paid-in capital.

Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$4,171,410	$12,689,139	—	$9,224,573
Return of capital	99,713,931	—	$92,239,189	3,614,958

Total distributions paid	$103,885,341	$12,689,139	$92,239,189	$12,839,531

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(68,461,264)
Net unrealized appreciation on investments, future contracts, swap contracts, and foreign currency translations	388,203,107
Other temporary differences*	(3,586)

Total	$319,738,257

*	Other temporary differences are primarily due to income adjustments from investments in hybrid securities.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$1,756,451
Capital Loss Carryforward Available through 2017	53,348,591
Capital Loss Carryforward Available through 2018	13,356,222

Total Capital Loss Carryforwards	$68,461,264

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $3,921,501.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and adjustments on the sale of a security no longer deemed a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$875,929,029	$478,730,906	$(90,536,813)	$388,194,093

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund incurred $6 in interest or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2011, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of the outstanding Preferred Stock. Thus, advisory fees with respect to the liquidation value of the preferred stock assets were reduced by $3,053,566.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2011, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $869.

During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $186,392 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2011, the Fund paid or accrued $238,296 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $84,782,803 and $166,322,233, respectively.

5.  Capital.  The charter permits the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2011 and December 31, 2010, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in common shares were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	3,762,752	$20,156,854	—	$—
Net decrease from write-off of common shares	—	—	(5,502)	—

Net increase/(decrease)	3,762,752	$20,156,854	(5,502)	$—

The Fund’s Articles of Incorporation, as amended, authorizes the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Auction Rate, 5.875% Series D, Series E Auction Rate, and 6.20% Series F Preferred Stock at redemption prices of $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares was declared effective by the SEC on June 30, 2011.

THE GABELLI EQUITY TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

For Series C and Series E Auction Rate Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days is expected to vary with short-term interest rates. Since February 2008, the number of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series C and Series E Preferred Stock is 150% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series C and Series E Preferred Stock during the years ended December 31, 2011 and December 31, 2010.

At December 31, 2011, the Fund may redeem in whole or in part the 5.875% Series D and 6.200% Series F Preferred Stocks at the redemption price at any time. The Board has authorized the repurchase of Series D and Series F Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2011 and December 31, 2010, the Fund did not repurchase any shares of Series D or Series F Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued	Number of Shares Outstanding at 12/31/2011	Net Proceeds	2011 Dividend Rate Range	Dividend Rate at 12/31/2011	Accrued Dividend at 12/31/2011
C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	0.045% to 0.285%	0.045%	$360
D 5.875%	October 7, 2003	3,000,000	2,363,860	$72,375,842	Fixed Rate	5.875%	$48,221
E Auction Rate	October 7, 2003	2,000	1,120	$49,350,009	0.045% to 0.285%	0.195%	$303
F 6.200%	November 10, 2006	6,000,000	5,850,402	$144,765,000	Fixed Rate	6.200%	$125,946

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI EQUITY TRUST INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2012

THE GABELLI EQUITY TRUST INC.

ADDITIONAL FUND INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1986**	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer- Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

INDEPENDENT DIRECTORS[5]:
Thomas E. Bratter Director Age: 72	Since 1986**	3	Director, President, and Founder of The John Dewey Academy (residential college preparatory therapeutic high school)	—
Anthony J. Colavita[6] Director Age: 76	Since 1999***	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn[6] Director Age: 73	Since 1989*	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006
Frank J. Fahrenkopf Jr. Director Age: 72	Since 1998***	7	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)
Arthur V. Ferrara Director Age: 81	Since 2001**	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—
Anthony R. Pustorino Director Age: 86	Since 1986*	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)
Salvatore J. Zizza Director Age: 66	Since 1986***	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing), Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

THE GABELLI EQUITY TRUST INC.

ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer and Secretary Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex
Carter W. Austin Vice President Age: 45	Since 2000	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996
Molly A.F. Marion Vice President and Ombudsman Age: 57	Since 2009	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2006

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	– Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
4	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with the Fund’s Investment Adviser.
5	Directors who are not interested persons are considered “Independent” Directors.
6	Represents holders of the Fund’s Preferred Stock.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 15, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2011

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gains (a)	Return of Capital (c)	Dividend Reinvestment Price
Common Stock
	03/24/11	03/17/11	$0.13000	$0.00478	—	$0.12522	$6.0800
	06/23/11	06/16/11	0.14000	0.00515	—	0.13485	5.8900
	09/23/11	09/16/11	0.14000	0.00515	—	0.13485	4.6500
	12/16/11	12/13/11	0.16000	0.00598	—	0.15402	4.9700

			$0.57000	$0.02105	—	$0.54895
5.875% Series D Cumulative Preferred Stock
	03/28/11	03/21/11	$0.36719	$0.36719	—	—
	06/27/11	06/20/11	0.36719	0.36719	—	—
	09/26/11	09/19/11	0.36719	0.36719	—	—
	12/27/11	12/19/11	0.36719	0.36719	—	—

			$1.46875	$1.46875	—	—
6.200% Series F Cumulative Preferred Stock
	03/28/11	03/21/11	$0.38750	$0.38750	—	—
	06/27/11	06/20/11	0.38750	0.38750	—	—
	09/26/11	09/19/11	0.38750	0.38750	—	—
	12/27/11	12/19/11	0.38750	0.38750	—	—

			$1.55000	$1.55000	—	—

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. There were no 2011 distributions derived from long-term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock.

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2011 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2011.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2011, the Fund paid to common, 5.875% Series D, and 6.200% Series F preferred shareholders ordinary income dividends totaling $0.02105, $1.46875, and $1.55000 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $37.21000 and $34.52000 per share, respectively, in 2011. For the year ended December 31, 2011, 97.62% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2011 derived from U.S. Government securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 0.10%. For the year ended December 31, 2011, 0.31% of the ordinary income dividend was qualified interest income.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Continued) (Unaudited)

December 31, 2011

Historical Distribution Summary

	Investment Income	Short- Term Capital Gains (b)	Long-Term Capital Gains	Non-Taxable Return of Capital	Undistributed Long-Term Capital Gains	Taxes Paid on Undistributed Capital Gains (c)	Total Distributions (a)	Adjustment to Cost Basis
Common Stock
2011	$0.01676	$0.00430	—	$0.54895	—	—	$0.57000	$0.54895	–
2010	—	—	—	0.51000	—	—	0.51000	0.51000	–
2009	0.00040	—	—	0.71960	—	—	0.72000	0.71960	–
2008	0.01000	—	—	0.79000	—	—	0.80000	0.79000	–
2007 (d)	0.10455	0.05323	$0.52679	0.63543	—	—	1.32000	0.63543	–
2006	0.15690	0.06400	0.65910	—	—	—	0.88000	—
2005 (e)	0.08756	0.00672	0.75572	—	—	—	0.85000	—
2004	0.01930	0.04990	0.73080	—	—	—	0.80000	—
2003	0.01140	0.04480	0.63380	—	—	—	0.69000	—
2002	0.05180	0.01550	0.88270	—	—	—	0.95000	—
2001 (f)	0.06700	0.06400	0.94900	—	—	—	1.08000	—
2000	0.04070	0.15500	1.11430	—	—	—	1.31000	—
1999 (g)	0.03010	0.21378	0.99561	0.91176	—	—	2.15125	0.91176	–
1998	0.06420	—	1.10080	—	—	—	1.16500	—
1997	0.07610	0.00210	0.93680	0.02500	—	—	1.04000	0.02500	–
1996	0.10480	—	0.78120	0.11400	—	—	1.00000	0.11400	–
1995 (h)	0.12890	—	0.49310	0.37800	—	—	1.00000	0.37800	–
1994 (i)	0.13536	0.06527	0.30300	1.38262	—	—	1.88625	1.38262	–
1993 (j)	0.13050	0.02030	0.72930	0.22990	—	—	1.11000	0.22990	–
1992 (k)	0.20530	0.04050	0.29660	0.51760	—	—	1.06000	0.51760	–
1991 (l)	0.22590	0.03990	0.14420	0.68000	—	—	1.09000	0.68000	–
1990	0.50470	—	0.22950	0.44580	—	—	1.18000	0.44580	–
1989	0.29100	0.35650	0.66250	—	$0.62880	$0.21380	1.31000	0.41500	+
1988	0.14500	0.20900	0.19600	—	0.25130	0.08540	0.55000	0.16590	+
1987	0.25600	0.49100	0.33500	—	—	—	1.08200	—
5.875% Series D Cumulative Preferred Stock
2011	$1.16910	$0.29965	—	—	—	—	$1.46875	—
2010	1.05723	—	—	$0.41152	—	—	1.46875	$0.41152	–
2009	1.46875	—	—	—	—	—	1.46875	—
2008	1.46875	—	—	—	—	—	1.46875	—
2007	0.22096	0.11474	$1.13305	—	—	—	1.46875	—
2006	0.26193	0.10688	1.09994	—	—	—	1.46875	—
2005	0.14405	0.01170	1.31300	—	—	—	1.46875	—
2004	0.03542	0.09159	1.34174	—	—	—	1.46875	—
2003	0.00535	0.02086	0.29610	—	—	—	0.32231	—
6.200% Series F Cumulative Preferred Stock
2011	$1.23360	$0.31640	—	—	—	—	$1.55000	—
2010	1.11560	—	—	$0.43440	—	—	1.55000	$0.43440	–
2009	1.55000	—	—	—	—	—	1.55000	—
2008	1.55000	—	—	—	—	—	1.55000	—
2007	0.23330	0.12100	$1.19570	—	—	—	1.55000	—
2006	0.03527	0.01480	0.15229	—	—	—	0.20236	—
Auction Rate Series C Cumulative Preferred Stock
2011	$29.61842	$7.59158	—	—	—	—	$37.21000	—
2010	47.84624	—	—	$18.62376	—	—	66.47000	$18.62376	–
2009	70.60000	—	—	—	—	—	70.60000	—
2008	760.66000	—	—	—	—	—	760.66000	—
2007	203.92150	105.89030	$1,045.68820	—	—	—	1,355.50000	—
2006	219.92983	89.73249	923.57769	—	—	—	1,233.24000	—
2005	83.01020	6.73650	756.60330	—	—	—	846.35000	—
2004	9.15570	23.67550	346.83810	—	—	—	379.66930	—
2003	5.42000	21.05000	298.41000	—	—	—	324.88000	—
2002	12.28350	3.71450	209.89200	—	—	—	225.89000	—

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Continued) (Unaudited)

December 31, 2011

Historical Distribution Summary (Continued)

	Investment Income	Short- Term Capital Gains (b)	Long-Term Capital Gains	Non-Taxable Return of Capital	Undistributed Long-Term Capital Gains	Taxes Paid on Undistributed Capital Gains (c)	Total Distributions (a)	Adjustment to Cost Basis
Common Stock
Auction Rate Series E Cumulative Preferred Stock
2011	$27.47723	$7.04277	—	—	—	—	$34.52000	—
2010	48.73162	—	—	$18.96838	—	—	67.70000	$18.96838	–
2009	65.24000	—	—	—	—	—	65.24000	—
2008	783.29000	—	—	—	—	—	783.29000	—
2007	199.17211	103.42412	$1,021.33377	—	—	—	1,323.93000	—
2006	218.22316	89.03616	916.41068	—	—	—	1,223.67000	—
2005	82.44330	6.69050	751.43620	—	—	—	840.57000	—
2004	9.30280	24.05620	352.41090	—	—	—	385.76000	—
2003	1.07000	4.18000	59.32000	—	—	—	64.57000	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income.
(c)	Net Asset Value was reduced by this amount on the last business day of the year. Non-taxable.
(d)	On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & WellnessRx Trust valued at $8.40 per share.
(e)	On September 21, 2005, the Fund also distributed Rights equivalent to $0.21 per share based upon full subscription of all issued shares.
(f)	On January 10, 2001, the Fund also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.
(g)	On July 9, 1999, the Fund also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.
(h)	On October 19, 1995, the Fund also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(i)	On November 15, 1994, the Fund also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(j)	On July 14, 1993, the Fund also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(k)	On September 28, 1992, the Fund also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(l)	On October 21, 1991, the Fund also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
–	Decrease in cost basis.
+	Increase in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

DIRECTORS AND OFFICERS

THE GABELLI EQUITY TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Dr. Thomas E. Bratter

President & Founder, John Dewey Academy

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President and Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.875% Preferred	6.20% Preferred
NYSE–Symbol:	GAB	GAB PrD	GAB PrF
Shares Outstanding:	184,620,238	2,363,860	5,850,402

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)

Fax: 914-921-5118 Internet: www.gabelli.com

e-mail: closedend@gabelli.com

GAB Q4/2011

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,427 for 2010 and $45,427 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $13,463 for 2010 and $20,963 for 2011. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2010 and $4,200 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino and Salvatore J. Zizza.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Legal Department

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•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Equity Trust Inc. (the “Fund”). Mr. Gabelli serves as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.

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Mr. Zahid Siddique is an Associate Portfolio Manager of the Fund. Mr. Siddique joined GAMCO Investors, Inc. in 2005 as a security analyst, and currently leads a research team covering the global industrial and infrastructure sectors.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2011. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	17.0B	7	2.9B

	Other Pooled Investment Vehicles:	16	604.9M	13	551.7M

	Other Accounts:	1,766	13.4B	9	1.4B

2. Zahid Siddique	Registered Investment Companies:	0	0	0	0

	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	1	472.8K	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event the Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli and Zahid Siddique each owned over $1,000,000 and $0, respectively, of shares of the Trust as of December 31, 2011.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/11 through 07/31/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 182,608,368 Preferred Series D –2,363,860 Preferred Series F –5,850,402

Month #2 08/01/11 through 08/31/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 182,608,368 Preferred Series D – 2,363,860 Preferred Series F –5,850,402

Month #3 09/01/11 through 09/30/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 183,582,116 Preferred Series D –2,363,860 Preferred Series F –5,850,402

Month #4 10/01/11 through 10/31/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 183,582,116 Preferred Series D –2,363,860 Preferred Series F –5,850,402

Month #5 11/01/11 through 11/30/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 183,582,116 Preferred Series D –2,363,860 Preferred Series F –5,850,402
Month 12/01/11 through 12/31/11	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 184,620,238 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Total	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.